Exhibit 10.6
                                                                    ------------



                          EXPENSE ALLOCATION AGREEMENT
                          ----------------------------


         This Expense Allocation Agreement (the "Agreement") is made between Cheviot Financial Corp. (in formation) ("Cheviot Financial"), a Federal corporation, Cheviot Mutual Holding Company (in formation) ("MHC"), a federal corporation, and Cheviot Savings Bank (the "Bank"), an Ohio chartered stock savings and loan association chartered by the Ohio Division of Financial Institutions under the laws of the State of Ohio and a wholly-owned subsidiary of Cheviot Financial.

         WHEREAS, Cheviot Financial and MHC have not acquired any additional premises, furniture or equipment or employed any additional employees but rather will utilize and intend to continue to utilize the premises, furniture, equipment and employees of the Bank as necessary; and

         WHEREAS, because of the limited scope of Cheviot Financial's and MHC's activities, the general and administrative expenses attributable to Cheviot Financial's and MHC's use of the premises, furniture, equipment and employees to conduct such activities is reasonably expected to be minimal; and

         WHEREAS, the Bank, Cheviot Financial and MHC have determined that it is appropriate to allocate the general and administrative expenses that are incurred by the Bank, Cheviot Financial, MHC or the combined entities and to provide a mechanism for Cheviot Financial and MHC to reimburse the Bank for expenses incurred by the Bank that are attributable to the activities of Cheviot Financial or MHC;

         NOW, THEREFORE, the Bank, Cheviot Financial and MHC hereby agree as follows:

         1. Cheviot Financial and MHC shall pay all fees and other expenses that are attributable solely to the operations of Cheviot Financial or MHC, respectively. Such expenses shall include, but not necessarily be limited to: (i) all fees required to be paid by Cheviot Financial or MHC to the Office of Thrift Supervision or any other governmental authority; and
                  (ii) all fees and expenses of any professionals or other agents in connection with the preparation of any reports or filings of Cheviot Financial or MHC to any regulatory or governmental authority;

         2. Cheviot Financial and MHC shall pay to the Bank on a quarterly basis for the use of the Bank's equipment and employees by Cheviot Financial or MHC as such amount is determined by the Boards of Directors of the Bank, Cheviot Financial and MHC. In no event shall the payments made by Cheviot Financial or MHC to the Bank be less than the fair market value of the goods and services received.

         3. It is the intent of the parties that all dealings between Cheviot Financial, MHC and the Bank comply with Section 11(a) of the Home Owners' Loan Act, Sections
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                  23A and 23B of the Federal Reserve Act, and other applicable laws and regulations.

         4. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and can be amended or otherwise modified only by means of a writing signed by both of the parties.

         5. This Agreement shall remain in effect: until written notice of termination is delivered by either party to the other.

         IN WITNESS WHEREOF, the Bank, Cheviot Financial and MHC have executed this Agreement by their duly authorized officers as of this _____ day of , 2003.

                                       CHEVIOT FINANCIAL CORP.
                                       (in formation)


                                       By:
                                           -------------------------------------
                                           Thomas J. Linneman
                                           President and Chief
                                           Executive Officer


                                       CHEVIOT MUTUAL HOLDING COMPANY
                                       (in formation)


                                       By:
                                           -------------------------------------
                                           Thomas J. Linneman
                                           President and Chief
                                           Executive Officer


                                       CHEVIOT SAVINGS BANK


                                       By:
                                           -------------------------------------
                                           Thomas J. Linneman
                                           President and Chief
                                           Executive Officer